UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2009

Tapestry Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24320	84-1187753
(State of incorporation)	(Commission File Number)	IRS Employer Identification No.)

2310 S.E. Delaware Ave, Suite G281

Ankeny, IA 50021

(Mailing Address)

303-513-3039
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant’s Business and Operations

Item 1.03 Bankruptcy or Receivership

Tapestry Pharmaceuticals, Inc. (the “Company”), filed a petition for relief under Chapter 11 of the U.S. Bankruptcy Code on March 19, 2009, in U.S. Bankruptcy Court for the District of Colorado, Case No. 09-14463 EEB.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tapestry Pharmaceuticals, Inc.

Date: March 24, 2009	By:	/s/Gordon H. Link

Gordon H. Link

Chief Executive Officer